          LEASE-TO-OWN SCHEDULE NO.

This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 9286 between Ascend Credit Corporation (Lessor) and Consumer Net Marketplace, Inc. (Lessee).

1.   SUPPLIER: Ascend Communications, Inc.

2.   LOCATION OF EQUIPMENT: See Attachment A

3. EQUIPMENT VALUE: $ 373,917.00   (exclusive of sales and/or use taxes).

4. LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 5 and its expiration date shall be 36 months after such Rent Commencement Date.

5. RENT: $ 12,739.35 per month (exclusive of sales and/or use taxes) due and payable on the first day of the calender month following the Rent Commencement Date on a prorated basis from the Rent Commencement Date to the end of the initial calender month, and thereafter in full on the first day of each succeeding month of the Lease Term. The advance Rent payment
     shall be $12,739.35 This amount includes $          for the first month,
     and $  n/a  for the last   1  month(s) of the Lease Term.

6.   RENT COMMENCEMENT DATE:   July 1,1998
                             ----------------

7.   PURCHASE OPTION:
     Lessee shall be required to purchase the Equipment for one dollar ($1.00). The purchase price shall be payable upon the expiration date of the Lease

     Term. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

S. DESCRIPTION OF EQUIPMENT:
     See Attachment A which is attached hereto and made a part hereof by this reference.


The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read and is duly authorized to execute this

Schedule

Accepted by:
Ascend Credit Corporation     LESSEE Consumer Net Marketplace, Inc
BY
  ------------------
NAME:                                        NAME:  Frederick Rice
     Mark E. Alman
     TITLE:  Corporate Finance Manager       TITLE:  President
Date: 7/1/98                                 Date:  6/23/98

                                      ADDENDUM



This Addendum is to Schedule No. 01 (the 'Schedule") to Master Lease Agreement No.9285 by and between Ascend Credit Corporation ("Lessor) and Consumer Net Marketplace, Inc. ("Lessee").

Paragraph  5 Paragraph 5 is deleted and replaced by the following:

     - "RENT: $12,739.35 per month (exclusive of sales and/or taxes) due and payable at the rent Commencement Date and on the same date of each succeeding
month of the Lease Term. The advance rent payment shall be $12,739.35.   This
amount includes $12,739.35 for the last month of the lease term (exclusive of sales and/or use taxes)."

Except as modified by this Addendum the terms and conditions of the Schedule shall remain in full force and Effect.

     Accepted by:


     Ascend Credit Corporation               Lessee:  Consumer Net Marketplace,
     Inc.
     By:                                     By:
     Name:   Mark E. Alman                   Name: Frederick Rice
     Title: Corporate Finance Manager        Title:  President
     Date:  7/1/98                           Date:  6/23/98

     MLA# 9286                               REVISED
     LESSEE: Consumer Net Marketplace, Inc.
     1919 Williams Street, #220
     Simi Valley, CA 93065

Sch#   Location Address                 Equipment Value         Rent         Deposit
----   ----------------                 ---------------         ----         -------
1-01 Consumer Net Marketplace, Inc.          296,447.00          10,099.95      10,099.95
1900 Los Angles Ave.
Simi Valley, CA 93065

1-02 Consumer Net Marketplace, Inc.           77,470.00           2,639.40       2,639.40
1900 Los Angles Ave.
Simi Valley, CA 93065

     GRAND TOTALS                            373,917.00          12,739.35      12,739.35

LOCATION:                                         SCHEDULE #     928-O1-O1

Consumer Net Marketplace, Inc
1900 Los Angeles Ave
Simi Valley, CA 93065

     QTY  PART #              DESCRIPTION                               EXTENDED
     4    TNT-2AC             TNT DUAL AC BASE CHASSIS                    52,250
     4    TNT-SL-HA192        HYBRID ACCESS 192 SIW ENABLE               $21,120
     4    TNT-SR-STD          STANDARD S~W RELEASE FOR TNT                    $0
     4    POW-CORD-DOM        DOME~C POWER CORD                               $0
     4    TNT-SP-RM19         19" RACK MOUNT KIT                              $0
     4    TNT-SO-ISDN         ISDN SIGNALLING SIW ENABLE                  $8,800
     3    TNT-SL-E100         100 BASE-T ETHERNET CARD                   $12,375
     1    TNT-SL-CT3          CHANNELIZED T3 MODULE                      $11,000
     2    TNT-SL-CTl          OCTAL CTI TI/PRI MODULE                    $10,120
     9    TNT-SL-DM48-556     SERIES 5648 PORT DIGITAL MODEM CARDS      $118,800
     2    TNT-SL-FLSB         FMO MODULE PLUS FRAME RELAY                $15,400
     3    TNT-SP-SHIELD       SHIELD TO ROUTE EXHAUST TO REAR                 $0
     1    GRE-I 6-AC          GRE 1600 IP SWITCH BASE SYSTEM             $1 7,60
     1    GRE-ACI6            INSTALLED GRE POWER SUPPLY                      $0
     1    GRE-CBl6            INSTALLED GRE CONTROL BOARD                     $0
     1    GRF-SR-16-STD       INSTALLED SIW FOR GRE 1600                      $0
     1    GRE-SW-6            INSTALLED GRF IP SWITCH BOARD                   $0
     1    GRE-MC-HSSI         HSSI IP FORWARD MEDIA CARD                  $9,625
     1    GRE-MC-EN4          101100 BASE-T IP FORWARD MEDIA CARD         $7,700
     1    GRE-AC-ACI6         REDUNDANT AC POWER SUPPLY                   $3,685
     1    GRE-MEM-128         128 MB DRAM                                 $2,475
     1    ANC-SU-NT           NAVISACCESS SIW, WIN NT                     $5,497

                                           Total:                       $296,447

LOCATION:
                                        SCHEDULE #                    9286-01-02
Consumer Net Marketplace, Inc.
1900 Los Angeles Ave.
Simi Valley, CA 93065

     QTY  PART#               DESCRIPTION                               EXTENDED
     7    MXHP-2T1-48-NA      MAX 4048 WI 2T1/PRl & 56-K MODEMS          $66,500
     10   P130-BRUI-FFI       PIPELINE 130W/TI & BRI                     $10,970

                              Total:                                     $77,470